UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2013

CONSORTEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53153	45-2671583
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

 6 – 14845 Yonge Street, Suite #348, Aurora, Ontario, Canada, L4G 6H8

(Address of Principal Executive Offices)

(888) 702-3410

(Registrant’s telephone number, including area code)

_____________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements:

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this release and matters set in the Company's SEC filings. These risks and uncertainties could cause the Company's actual results to differ materially from those indicated in the forward-looking statements. We caution that words used in this document such as "expects," "anticipates," "believes," "may," and "optimistic," as well as similar words and expressions used herein, identify and refer to statements describing events that may or may not occur in the future.

These forward-looking statements and the matters to which they refer are subject to considerable uncertainty that may cause actual results to be materially different from those described herein. There are numerous factors that could cause actual results to be different than those anticipated or predicted by us, including: (i) failure to satisfy conditions to funding under the Funding Agreement described below; (ii) failure of the funding source to fund either the Loan or the Bridge Loan as described below at all or in the amounts and at the times indicated; (iii) a deterioration in economic conditions in general; (iv) a decrease in demand for our products or services in particular; (v) our loss of a key employee or employees; (vi) regulatory changes, including further changes in the area of credit card regulation or implementation of new regulations in furtherance of the new legislation that may have an adverse affect on the demand for our products or services; (vii) increases in our operating expenses resulting from increased costs of labor and/or consulting services; (viii) our inability to exploit existing or secure additional sources of revenues or capital to fund operations; (ix) a failure to collect upon or otherwise secure the benefits of existing contractual commitments with third parties, including our customers; and (ix) other factors and risks identified in our SEC filings. This list provides examples of factors that could affect the results described by forward-looking statements contained in this Form 8-K; however, this list is not exhaustive and many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in negative impacts.

These forward-looking statements speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01 Entry into a Material Definitive Agreement.

(a) (1) On February 6, 2013 Consorteum Holdings, Inc., a Nevada corporation (“CHI” or the “Company”) entered into a binding term sheet commitment (the “Term Sheet”) for a $30,000,000 funding agreement with AIC Group Holdings Limited, a corporation organized under the laws of the British Virgin Islands (“AIC” or “Funder”). Other than the Term Sheet, there is no other relationship between the registrant and its affiliates and AIC.

(a)(2)(i) This is a summary of the conditions of the Term Sheet: The Funding: AIC has agreed to lend $30,000,000 to CHI in six (6) consecutive monthly installments (the Loan”) with the first portion of the funding to begin not later than 60 days from the date of the Term Sheet. The installments will vary in size depending upon the working capital requirements of CHI at the time each installment is due. AIC may extend only the first installment one time for a period of up to 45 days. The Loan will bear interest at the rate of six percent (6%) per annum, payable quarterly in arrears beginning one year from the funding of the first portion of the Loan. The Loan and all remaining accrued and unpaid interest is due and repayable seven (7) years after the first funding installment; provided, however, that CHI may extend the repayment date for two successive one year periods by giving 90 day prior notice to AIC and paying an extension fee of 2% of the principal amount of the Loan to be renewed. If AIC defaults in making any installment of the Loan, then the Loan shall terminate forthwith and CHI shall have no repayment obligation to AIC. CHI may prepay all or any portion of the Loan at any time without premium or penalty. CHI will grant AIC a first priority security interest in and to all of its assets including its Intellectual Property (“IP”) as collateral security for the Loan. If CHI defaults in making any repayment of interest or principal or under any other material terms and conditions of the Loan, AIC shall have the rights of a secured party under the security agreement to foreclose on the CHI collateral to satisfy the Loan. CHI will pay a total of four percent (4%) of the Loan in origination fees to two consultants as each portion of the Loan is funded, and a one time administrative fee of $150,000 that will be refunded if the funding of the Loan does not occur as scheduled.

2

(a) (2)(ii) The Bridge Loan: AIC has agreed to use its best efforts to provide directly or through an affiliate a bridge loan for $2,000,000 (the “Bridge Loan”) within sixty (60) days of the execution of the Term Sheet. The Bridge Loan shall bear interest at the rate of six percent (6%) per annum and shall be repayable from the first proceeds under the Loan. If the Loan does not proceed, then the Bridge Loan, if made, will convert to a convertible note that shall continue to bear interest at six percent (6%) per annum and be repaid in one year from its date and be convertible into restricted shares of common stock of the Company at any time at a conversion rate equal to 85% of the average closing price per share of common stock of the Company for the five (5) days preceding the conversion date.

(a) (2)(iii) As part of the Loan, CHI shall issue to AIC an amount of CHI shares of common stock as shall equal thirty–five percent (35%) of all of the issued and outstanding shares of common stock of CHI calculated on a fully-diluted basis (the “AIC Shares”); provided, however, that the issuance of the AIC Shares shall not occur until one year from the date of the first funding of the Loan by AIC to CHI. In the event that the Loan or any portion thereof is not funded as scheduled, CHI shall issue only that portion of the AIC Shares to AIC that is calculated as the percentage of the amount of the Loan actually funded by AIC to the total Loan amount. All of the AIC Shares shall be restricted shares and AIC shall enter into a covenant not to engage in any short-selling nor to sell more than certain specified numbers of its Shares during each quarterly period.

(a)(2)(iv) There are other conditions to the Loan as follows: (1) AIC shall be given the right to designate up to two directors to the Company’s Board of Directors such appointments to be made in time with the funding of the Loan. (2) AIC and CHI shall enter into a Business Services Development Agreement under which AIC will assist and advise the Company in connection with development of its business under its business plan in effect from time to time. (3) The parties will negotiate and execute certain agreements to reflect all of these transactions including a loan agreement, a secured promissory note, a share issuance and shareholders agreement, a convertible bridge note, a business services development agreement, and such other documents as the parties may mutually agree.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 8, 2013

CONSORTEUM HOLDINGS, INC.,

a Nevada corporation

By: /s/ Craig A. Fielding

Craig A. Fielding

Chairman and Chief Executive Officer